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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              December 18, 2002
                --------------------------------------------
                     (Date of earliest event reported)


                         Harbor Global Company Ltd.
      ----------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Bermuda                     000-30889                52-2256071
----------------------------    ---------------------     -------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification No.)


         One Faneuil Hall Marketplace, Boston, Massachusetts 02109
       -------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (617) 878-1600
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)


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Item 5.  Other events.

     On December 18, 2002, Pioglobal Omega, L.L.C., a wholly owned subsidiary of Harbor Global Company Ltd. (the "Company"), acquired from International Finance Corporation ("IFC") the IFC's 18.35% minority interest in Pioglobal First Russia, Inc. ("PFR"). As part of this transaction, the Company settled with the IFC questions previously raised by IFC regarding the adequacy of a 1999 insurance settlement and the appropriateness of certain services charged to PFR and its affiliates.

     As a result of this transaction, there will be a reversal of minority interest and a positive effect on the Company's 2002 fourth quarter earnings, after legal expenses, of approximately $1.4 million, or $0.25 per share. The press release issued by the Company in connection with such transaction, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

     This Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All forward-looking statements are based on currently available information and management expectations and are subject to substantial risks and uncertainties that could cause actual results to differ materially from the results stated or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, political and regulatory stability in Russia. Additional information concerning potential factors that could affect the Company's future financial results is detailed in the Company's most recently filed Quarterly Report on Form 10-Q and the other reports filed by the Company from time to time with the U.S. Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 7(c).  Exhibits.

See the Exhibit Index immediately following the signature page.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 30, 2002


                              HARBOR GLOBAL COMPANY LTD.


                              By: /s/ Donald H. Hunter
                                 -------------------------------------
                              Name:  Donald H. Hunter
                              Title: Chief Operating Officer and Chief
                                     Financial Officer

EXHIBIT INDEX

99.1   Press release dated December 19, 2002.